SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant x
Filed by a Party other than the Registrant _

Check the appropriate box:
_ Preliminary Proxy Statement _     Confidential, For Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
x Definitive Proxy Statement
_ Definitive Additional Materials
_ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            First United Corporation
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         X No fee required.
         -

         _ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A

         (2) Aggregate number of securities to which transaction applies: N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4) Proposed maximum aggregate value of transaction: N/A

         (5) Total fee paid: N/A

         _ Fee paid previously with preliminary materials:  N/A

         _ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement no.:

         (3) Filing Party:

         (4) Date Filed:

                            FIRST UNITED CORPORATION





March 26, 2004



To Our Shareholders:

     On behalf of the Board of Directors and the whole First United Team, I cordially invite you to attend the Annual Shareholders' Meeting to be held on Tuesday, April 27, 2004, at 3:00 p.m. at the Wisp at Deep Creek Mountain Resort, McHenry, Maryland 21541. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

     In addition to the specific matters to be acted upon, there will be a report on the progress of your Company and an opportunity to ask questions on matters of general interest to shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, we would ask that you mark, sign, date and promptly return the enclosed proxy in the envelope provided.

     There will be a reception with light refreshments immediately following the shareholders' meeting for all registered shareholders. I look forward to seeing you there.



                                                  Sincerely yours,




                                                  WILLIAM B. GRANT
                                                  Chairman of the Board &
                                                  Chief Executive Officer


            P.O. Box 9 Oakland, MD 21550-0009 Telephone 888-692-2654

                            FIRST UNITED CORPORATION
                             19 South Second Street
                                   P.O. Box 9
                          Oakland, Maryland 21550-0009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                          March 26, 2004



To Shareholders of First United Corporation:

     Notice is hereby given that the Annual Meeting of the Shareholders of First United Corporation (the "Company") will be held at the Wisp at Deep Creek Mountain Resort, McHenry, Maryland 21541. The meeting is scheduled for:

                      TUESDAY, APRIL 27, 2004, at 3:00 p.m.

     The purposes of the meeting are:

     1. To elect five (5) Directors to serve for a three-year term and until the election and qualification of their successors.

     2. To transact such other business as may be properly brought before the meeting or any adjournment thereof.


     IT IS HOPED THAT YOU WILL ATTEND, BUT WHETHER OR NOT YOU CONTEMPLATE ATTENDING THE MEETING, YOU ARE REQUESTED TO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, IF YOU SO DESIRE. ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 13, 2004, ARE ENTITLED TO VOTE AT THIS MEETING.

     Anyone acting as proxy agent for a shareholder must present a proxy properly executed by the shareholder authorizing the agent in form and substance satisfactory to the judges of election, and otherwise in accordance with the Company's Bylaws.


By order of the Board of Directors


ROBERT W. KURTZ
Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            FIRST UNITED CORPORATION
                             19 South Second Street
                                   P.O. Box 9
                          Oakland, Maryland 21550-0009

                                 March 26, 2004

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of First United Corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held on April 27, 2004 at 3:00 p.m. at the Wisp at Deep Creek Mountain Resort, McHenry, Maryland 21541, and any adjournment or postponements thereof. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by officers, Directors and regular employees of the Company personally or by telephone, telegraph or facsimile. No additional remuneration will be paid to officers, Directors or regular employees who solicit proxies. The Company may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. The Company has also engaged Mellon Investor Services LLC ("Mellon") to assist in the solicitation of proxies, at an estimated cost of $7,000 plus reasonable expenses.

     Please complete and sign the enclosed proxy and return it to our transfer agent, Mellon, promptly. Should you attend the meeting and desire to vote in person, you may withdraw your proxy by written request delivered to the Secretary of the Company, prior to its exercise by the named proxies. Also, your proxy may be revoked before it is exercised, whether or not you attend the meeting, by notifying Robert W. Kurtz, Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland 21550-0009, in writing prior to the Annual Meeting of Shareholders. Your proxy may also be revoked by using a subsequently signed proxy. Your proxy will be voted in accordance with the instructions on the proxy card. If no instructions are given, your proxy will be voted FOR the Director nominees listed below, and in the discretion of the persons named in the proxy with respect to any other matter properly brought before the meeting. The proxy materials are first being mailed to shareholders on or about March 26, 2004.

                  OUTSTANDING VOTING SECURITIES; VOTING RIGHTS

     Only shareholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on February 13, 2004 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting of Shareholders. As of the Record Date, there were 6,087,287 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting of Shareholders. Each share of Common Stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the meeting, in which there is a quorum present. Consequently, abstentions and broker non-votes will not affect the outcome of the vote.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock; (ii) each of the Company's Directors and Director nominees; and (iii) all Directors and executive officers of the Company as a group. Generally, a person "beneficially owns" shares if he or she has or shares with others the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). Except as otherwise indicated and except for shares held by members of an individual's family or in trust for the individual's benefit, the persons named in the table have sole investment powers with respect to each of the shares reported as beneficially owned by such person. Except as otherwise noted, the address of each person named below is the address of the Company.


                                                                            Common Stock             Percent of
                                                                            Beneficially            Outstanding
                                                                                Owned              Common Stock
Directors, Nominees and Named Executive Officers:
David J. Beachy ............................................................     6,627                .11%
Rex W. Burton ..............................................................     9,119                .15%
Paul Cox, Jr................................................................     1,705                .03%
Jeannette R. Fitzwater......................................................    10,743                .18%
Philip D. Frantz............................................................     1,954                .03%
William B. Grant ...........................................................     8,733                .14%
Eugene D. Helbig, Jr........................................................     2,799                .05%
Raymond F. Hinkle ..........................................................     5,684                .09%
Robert W. Kurtz ............................................................     3,554                .06%
Steven M. Lantz.............................................................     1,504                .02%
Elaine L. McDonald..........................................................     4,015                .07%
Donald E. Moran.............................................................   136,164               2.24%
Robin E. Murray.............................................................       662                .01%
Karen F. Myers .............................................................     7,704                .13%
I. Robert Rudy..............................................................    32,117                .53%
James F. Scarpelli, Sr. ....................................................    16,091 (1)            .26%
Richard G. Stanton..........................................................    13,488                .22%
Robert G. Stuck.............................................................     3,034                .05%
Frederick A. Thayer, III....................................................    50,053                .82%
Frederick A. Thayer, IV.....................................................     4,155                .07%

Directors & Executive Officers as a Group (20 persons) .....................   319,905               5.26%

5% Beneficial Owners:
Firstoak & Company..........................................................   553,692 (2)           9.10%
P.O. Box 557
Oakland, Maryland 21550

     (1) Includes 1616 shares held in the James and Margaret Scarpelli Foundation Trust which Mr. Scarpelli has a 1/4 interest.
     (2) Shares held in the name of Firstoak & Company, a nominee, are administered by the Trust Department of First United Bank & Trust in a fiduciary capacity. Firstoak & Company disclaims beneficial ownership of such shares.

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     The Company's Directors are divided into three classes, as nearly equal in number as possible, with respect to the time for which the Directors may hold office. Directors are elected to hold office for term of three years, and one class of Director expires each year. The terms of Directors of Class III expire this year and these Directors are up for re-election. Directors of Class I will hold office until the 2005 Annual Meeting of Shareholders and Directors of Class II will hold office until the 2006 Annual Meeting of Shareholders. In each case, Directors are elected until their successors are duly elected and qualify.

     The number of Directors is currently set at 15. Frederick A. Thayer, III, who is a Class III Director, is retiring from the Board and, therefore, will not stand for re-election in 2004. Additionally, Donald M. Browning, who is a Class II Director, passed away in June of 2003. By resolution as provided in the Bylaws, the Board of Directors has eliminated these vacancies by reducing the number of Directors who shall serve on the Board after the Annual Meeting to 13.

     The Company's Chairman of the Board and CEO is a member of Class I, and the Company's President and CFO is a member of Class II. No Director or nominee holds any directorships in any other public company.

     Five Directors have been nominated for re-election to Class III. The following table provides information about these nominees, including their ages as of the Record Date, their principal occupations and business experience, and certain other information. In the event a nominee declines or is unable to serve as a Director, which is not anticipated, the proxies will vote in their discretion with respect to a substitute nominee named by the Board.

NOMINEES FOR CLASS III (Terms Expire in 2007)

                                            Occupation                 Director
Name                     Age          During Past Five Years            Since

Karen F. Myers           52    President, Mountaineer Log &              1991
                               Siding Co., Inc. and Recreational
                               Industries Inc.;
                               Member, DC Development LLC; Broker, Deep
                               Creek Mountain Resort

I. Robert Rudy           51    President, Rudy's Inc.,                   1992
                               Retail Apparel and Sporting Goods
                               Member, DC Development LLC

James F. Scarpelli, Sr.  89    Funeral Director, Scarpelli Funeral Home  1985

Richard G. Stanton       64    Banker, Retired                           1985

Robert G. Stuck          57    Vice President, Oakview Motors, Inc.      1995

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH NOMINEES.

     The election of Directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting at the Annual Shareholders' Meeting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote, and Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Consequently, the withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

     Information about the Directors of Class I and Class II whose terms do not expire in 2004, including their ages as of the Record Date, and their principal occupations and business experience, is listed in the tables below.

CLASS I DIRECTORS (Terms Expire in 2005)

                                            Occupation                 Director
Name                     Age          During Past Five Years            Since

David J. Beachy          63    Fred E. Beachy Lumber Co., Inc.           1985
                               Building Supplies - Retired

Rex W. Burton            69    Owner & President                         1992
                               Burtons, Inc., Men's Wear; Retail and
                               Wholesale Used Office Furniture and
                               Store Fixtures

Paul Cox, Jr.            64    Owner, Professional Tax Service           1993
                               Tax Consulting Firm

William B. Grant         50    Chairman of the Board                     1995
                               Chief Executive Officer
                               First United Corporation and
                               First United Bank & Trust

CLASS II DIRECTORS (Terms Expire in 2006)

                                            Occupation                 Director
Name                     Age          During Past Five Years            Since

Raymond F. Hinkle        67    Tax Consultant                            1996

Robert W. Kurtz          57    President, Chief Financial Officer        1990
                               Secretary and Treasurer
                               First United Corporation; President and
                               Chief Financial Officer First United
                               Bank & Trust

Elaine L. McDonald       55    Owner, Philanthropos LLC                  1995

Donald E. Moran          73    Secretary/Treasurer, Moran Coal Company   1988

Family Relationships

     As defined by Securities and Exchange Commission ("SEC") rules and regulations, family relationships exist among Directors, nominees and executive officers. Director Frederick A. Thayer, III is the father of Senior Vice President Frederick A. Thayer IV. Director I. Robert Rudy and Senior Vice
President  Jeannette R.  Fitzwater  are  siblings.  Director  Karen F. Myers and
Senior Vice President Philip D. Frantz are first cousins. No other family relationships exist.

Committees of the Board of Directors

     The Board of Directors has an Audit Committee, an Asset and Liability Management Committee, an Executive Committee, a Strategic Planning Committee, a Compensation Committee, and a Nominating and Governance Committee (the "Nominating Committee"). These committees are discussed below.

     Audit Committee - The Audit Committee is established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and consists of David J. Beachy, Paul Cox, Jr., Raymond F. Hinkle, Richard
G. Stanton, and Robert G. Stuck. The committee is solely responsible for the hiring, compensation and oversight of the Company's independent auditors, and it also assists the Board in monitoring the integrity of the financial statements, in monitoring the performance of the Company's internal audit function, in monitoring the Company's compliance with legal and regulatory requirements, and in monitoring the performance of the Loan Review function. This committee met five times in 2003. Raymond F. Hinkle was appointed to the Committee on February 12, 2004. The Board has determined that all audit committee members are financially literate and that Richard G. Stanton qualifies as an "audit committee financial expert" as that term is defined by Item 401(h) of the SEC's Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A

     Asset and Liability Management Committee - The Asset and Liability Management Committee consists of David J. Beachy, Paul Cox, Jr., William B. Grant, Raymond F. Hinkle, Robert W. Kurtz, Elaine L. McDonald, Karen F. Myers,
I. Robert Rudy,  Richard G. Stanton,  Robert G. Stuck,  and Frederick A. Thayer,
III. The committee reviews and recommends changes to the Company's Asset and Liability, Investment, Liquidity, and Capital Plans. This committee met four times in 2003.

     Executive Committee - The Executive Committee consists of Rex W. Burton, Paul Cox, Jr., William B. Grant, Robert W. Kurtz, Donald E. Moran, I. Robert Rudy, James F. Scarpelli, Sr., Richard G. Stanton, Robert G. Stuck and Frederick
A. Thayer, III. The committee is responsible for reviewing and recommending changes to the Company's Insurance Program, overseeing compliance with the Company's Bylaws and Articles of Incorporation, supervising the Company's CEO, monitoring the performance of the Company and its subsidiaries, and recommending changes to the personnel policies of the Company and of its subsidiaries. The Executive Committee is empowered to act on behalf of the full Board between meetings of the Board. This committee met two times in 2003.

     Strategic Planning Committee - The Strategic Planning Committee consists of Rex W. Burton, Paul Cox, Jr., William B. Grant, Raymond F. Hinkle, Robert W. Kurtz, Elaine L. McDonald, Donald E. Moran, I. Robert Rudy, Richard G. Stanton, Frederick A. Thayer, III. Roger Fairbourn, Susan P. Kelley, John W. McCullough, Gary R. Ruddell, Renick C. Williams and L. Hunter Wilson serve as members from the Advisory Council and assist the committee. The committee focuses on long-term planning to insure that management's decisions take into account the future operating environment, the development of corporate statements of policy, review of overall management internal control procedures, and review of management's internal and external information and communications systems. This committee met one time in 2003.

     Compensation Committee - The Compensation Committee consists of Rex W. Burton, Raymond F. Hinkle, Elaine L. McDonald, James F. Scarpelli, Sr., Richard
G. Stanton, and Robert G. Stuck, and is responsible for recommending to the Board a compensation policy for the CEO and other executive officers of the Company and its subsidiaries, recommending changes to the CEO's compensation package based on performance reviews, and produces an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations. This Committee was formed on January 15, 2003. This committee met one time in 2003.

     Nominating and Governance Committee - The Nominating Committee consists of David J. Beachy, Rex W. Burton, Paul Cox, Jr., Elaine L. McDonald, Donald E. Moran, and James F. Scarpelli, Sr. The committee is responsible for developing qualification criteria for Directors, reviewing Director candidates recommended by shareholders (see "Director Recommendations and Nominations" below), actively seeking, interviewing and screening individuals qualified to become Directors, recommending to the Board those candidates who should be nominated to serve as Directors, and developing and recommending to the Board the Corporate Governance Guidelines applicable to the Company and its subsidiaries. This Committee was formed on January 15, 2003, but it did not meet in 2003. Until this year, it was the Board's policy that, where the only Director candidates were current Directors standing for re-election, such candidates were to be approved by a majority of the Board's independent Directors. Neither the Nominating Committee nor the Board received any stockholder recommendations with respect to this year's Annual Shareholders' Meeting. Each nominee proposed for election at this year's Annual Shareholders' Meeting is a current Director standing for re-election, and each was approved by every independent Director. The independent Directors do not have a written charter, as all future nominees, whether or not current Directors, will be reviewed and recommended to the Board by the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is not available on the Company's web site but is instead attached to this proxy statement as Appendix B.

Director Independence

     Pursuant to Rule 4350(c) of The Nasdaq Stock Market's listing standards (the "Nasdaq Listing Standards"), a majority of the Company's Directors must be "independent directors" as that term is defined by Nasdaq Listing Standards Rule 4200(a)(15). The Company's Board of Directors has determined that each of David
J. Beachy, Rex W. Burton, Paul Cox, Jr., Raymond F. Hinkle, Elaine L. McDonald, Donald E. Moran, James F. Scarpelli, Sr., Richard G. Stanton, and Robert G. Stuck is an "independent director", and these independent Directors constitute a majority of the Company's Board of Directors. The Compensation Committee and the Nominating Committee are each made up entirely of "independent directors". Each member of the Audit Committee satisfies the independence requirements of Rule 4350(d)(2) of the Nasdaq Listing Standards.

Attendance at Board Meetings

     During 2003, the Board of Directors held ten meetings. All incumbent Directors attended at least 75% of the aggregate number of (i) Board Meetings and (ii) meetings of each committee of the Board on which such Director served.

Director Recommendations and Nominations

     The Nominating Committee will from time to time review and consider candidates recommended by shareholders. Shareholder recommendations should be labeled "Recommendation of Director Candidate" and be submitted in writing to:
Robert W. Kurtz, Corporate Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland 21550; and must specify (i) the recommending shareholder's contact information, (ii) the class and number of shares of the Company's capital stock beneficially owned by the recommending stockholder, (iii) the name, address and credentials of the candidate for nomination, (v) the number of shares of the Company's capital stock beneficially owned by the candidate; and
(iv) the candidate's written consent to be considered as a candidate. Such recommendation must be received by the Corporate Secretary no less than 150 days nor more than 180 days before the date of the Annual Shareholders' Meeting for which the candidate is being recommended. For purposes of this requirement, the date of the meeting shall be deemed to be on the same day and month as the Annual Shareholders' Meeting for the preceding year.

     Candidates may come to the attention of the Nominating Committee from current Board members, shareholders, officers or other persons. The Nominating Committee periodically reviews its list of candidates available to fill Board vacancies and researches the talent, skills, expertise, and general background of these candidates. In evaluating candidates for nomination, the Nominating Committee uses a variety of methods and regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board.

     Whether recommended by a shareholder or another third party, or chosen independently by the Nominating Committee, a candidate will be selected for nomination based on his or her talents and the needs of the Board. The
Nominating Committee's goal in selecting nominees is to identify persons that possess complimentary skills and that can work well together with existing Board members at the highest level of integrity and effectiveness. A candidate, whether recommended by a Company shareholder or otherwise, will not be considered for nomination unless he or she maintains strong professional and personal ethics and values, has relevant management experience, and is committed to enhancing shareholder value. Certain Board positions, such as Audit Committee membership, may require other special skills or expertise.

     It should be noted that a shareholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a shareholder will be approved by the Nominating Committee or nominated by the Board of Directors. A shareholder who is entitled to vote for the election of Directors and who desires to nominate a candidate for election to be voted on at a Shareholders' Meeting may do so only in accordance with Article II, Section 4, which provides that a shareholder may nominate a Director candidate by written notice to the Chairman of the Board or to the President of the Company not less than 150 days nor more than 180 days prior to the date of the meeting of shareholders called for the election of Directors which, for purposes of this provision, shall be deemed to be on the same day and month as the Annual Meeting of Shareholders for the preceding year. Such notice shall contain the following information to the extent known by the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee;
(d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company owned by the notifying shareholder;
(f) the consent in writing of the proposed nominee as to the proposed nominee's name being placed in nomination for Director; and (g) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act and Rule 14a-11 promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee.

Shareholder Communications with the Board of Directors

     Shareholders may communicate with the Board of Directors, including the non-management Directors, by sending a letter to First United Board of Directors, c/o Robert W. Kurtz, Corporate Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland, 21550. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit correspondence to the Chairman of the Board or to any specific Director to whom the correspondence is directed.

     The  Company  believes  that  the  Annual   Shareholders'   Meeting  is  an
opportunity for shareholders to communicate directly with Directors and, accordingly, expects that all Directors will attend each Annual Shareholders' Meeting. If you would like an opportunity to discuss issues directly with our Directors, please consider attending this year's Annual Shareholders' Meeting. At the 2003 Annual Shareholders' Meeting, fourteen members of the Board of Directors were in attendance.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has (i) reviewed and discussed the Company's consolidated audited financial statements for the year ended December 31, 2003 with Company management; (ii) discussed with Ernst & Young, LLP, the Company's independent auditors, all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; and (iii) received the written disclosures and the letter from Ernst & Young, LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the auditors the auditors' independence. The Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for the year ended December 31, 2003, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                        AUDIT COMMITTEE

                                        David J. Beachy      Richard G. Stanton
                                        Paul Cox, Jr.        Robert G. Stuck
                                        Raymond F. Hinkle

                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     The following table sets forth the total remuneration for services in all capacities paid during each of the last three fiscal years to the Chief Executive Officer and each other executive officer of the Company during the fiscal year ended December 31, 2003.



                                                               Annual Compensation
Name and                                                       -------------------                  All Other
Principal Position                     Year             Salary        Bonus (1)    Other         Compensation(2)(3)
------------------                     ----             ------        -----                      ------------

William B. Grant                       2003             $176,159     $43,814                      $  4,347
Chairman of the Board and              2002             $176,309     $55,439       $6,124         $  3,861
Chief Executive Officer                2001             $151,031     $79,701                      $  5,250

Robert W. Kurtz                        2003             $132,922     $48,876                      $    438
President, Chief Financial             2002             $133,031     $51,288       $7,737         $    424
Officer and Secretary/Treasurer        2001             $117,837     $65,500

Jeannette R. Fitzwater                 2003            $  70,646     $60,194                      $  4,028
Senior Vice President and              2002            $  70,569     $32,799       $2,103         $  3,551
Director of Human Resources            2001            $  70,521     $41,242                      $  3,124

Philip D. Frantz                       2003            $  70,523     $34,313                      $  3,257
Senior Vice President and              2002            $  70,512     $32,799       $1,984         $  3,117
Director of Operations and             2001            $  70,521     $29,920                      $  3,108
Support


Eugene D. Helbig, Jr.                  2003            $  85,679     $52,912                      $  4,357
Senior Vice President and              2002            $  85,696     $52,249       $4,105         $  4,456
Senior Trust Officer                   2001            $  70,556     $47,543                      $  3,333

Steven M. Lantz                        2003            $  95,877     $87,017                      $  5,507
Senior Vice President and              2002            $  95,818     $62,719       $3,116         $  3,397
Senior Lending Officer                 2001            $  70,602     $44,855                      $  3,613

Robin E. Murray                        2003            $  70,356     $34,313       $2,706         $  2,350
Senior Vice President and              2002            $  58,978     $ 4,299       $  738         $  1,726
Director of Marketing                  2001            $  54,530     $ 4,055                      $  1,753

Frederick A. Thayer, IV                2003            $  80,746     $71,207                      $  4,670
Senior Vice President and              2002            $  80,810     $74,345       $2,334         $  4,975
Director of Retail Banking             2001            $  70,516     $42,827                      $  3,033


(1) The amounts specified as bonus are made up of pay for performance and, in certain cases, additional incentive payments. The amounts paid pursuant to the pay for performance program (explained in further detail on page 11, paragraph entitled "Compensation Committee Report on Compensation") for 2001, 2002 and 2003 were distributed in 2002, 2003 and 2004, respectively. The additional incentive payments were granted based on predetermined business production goals as follows: Jeannette Fitzwater, $25,881; Eugene Helbig, $11,246; Steven Lantz, $40,450; and Frederick Thayer, $31,992. These amounts were paid in 2003. Mrs. Fitzwater elected to defer $30,688 of her 2003 pay for performance into the Company's Deferred Compensation Plan.
(2) Amounts shown include income imputed to the named executive in connection with the bank-owned life insurance ("BOLI") plan established by the Bank for certain Bank officers (see "BOLI Plan", below) as follows for 2003 and 2002, respectively: William B. Grant, $395, $533; Robert W. Kurtz, $438, $424; Jeannette Fitzwater, $150, $135; Phillip
         D. Frantz, $132, $119; Eugene D. Helbig, Jr., $283, $281; Steven M. Lantz, $247, $224; Robin E. Murray, $16, $15; and Frederick A. Thayer, IV, $215, $199. No income was imputed for 2001. All other amounts shown are matching contributions made by the Company for each respective executive officer under the Company's 401(k) Profit Sharing Plan. (3) Each executive officer has in excess of six years of credited service under the 401(k) Profit Sharing Plan and are therefore 100% vested.

Directors' Fees

     Directors' fees are paid only to Directors who are not executive officers of the Company. A Director of the Company receives $400 for a Board meeting and $200 for each committee meeting of the Board of which the Director is a member. Directors who are not executive officers of the Company are also paid an annual retainer fee of $8,500. Mr. Rudy received an additional $150 for chairing the 2003 Annual Shareholders' Meeting.

COMPENSATION PLANS

Pension Plan

     The Company maintains a Defined Benefit Pension Plan (the "Pension Plan") for the purpose of providing post-retirement benefits to vested employees. The following table shows the maximum annual retirement benefits payable under the Pension Plan for various levels of compensation during the year of service:


APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT AT AGE 65 BASED ON YEARS OF CREDITED SERVICE

                                                YEARS OF SERVICE
    FINAL
  AVERAGE           15        20         25         30         35             40       45
COMPENSATION      YEARS      YEARS     YEARS      YEARS       YEARS          YEARS    YEARS
--------------------------------------------------------------------------------------------
   $ 30,000      $ 6,000  $  8,000    $ 10,000   $12,000    $ 14,000      $ 16,000  $ 18,000
     70,000       15,000    20,000      25,000    30,000      35,000        40,000    45,000
    110,000       24,000    32,000      40,000    48,000      56,000        64,000    72,000
    150,000       33,000    44,000      55,000    66,000      77,000        88,000    99,000
    190,000       42,000    56,000      70,000    84,000      98,000       112,000   126,000
    230,000       45,375    60,500      75,625    90,750     105,875       121,000   136,125

     For purposes of this table, final average compensation shown is twelve times the average of the highest salary during sixty consecutive months in the last one hundred twenty months preceding normal retirement. Also, for purposes of the table, benefits are payable for life with a minimum guarantee of ten years. Benefits are computed on an actuarial basis. To convert the benefits at normal retirement to a lifetime only benefit, the amounts would be increased by a factor of 1.0677%. Social Security benefits are not shown on the table and would not reduce retirement benefits under the plan.

     A table showing current compensation covered by the Pension Plan and the estimated credited years of service for the Highly Compensated Employees immediately follows the Supplemental Executive Retirement Plan discussion.

Supplemental Executive Retirement Plan

     Effective November 1, 2001, the Bank's Board of Directors adopted the First United Bank and Trust Supplemental Executive Retirement Plan (the "SERP"). The SERP provides supplemental retirement income to certain senior executives of the Bank designated by the Bank's Board. The executives listed in the Summary Compensation Table are also executives of the Bank and have been designated for coverage under the SERP. The SERP benefit vests upon the executive reaching Normal Retirement Age (as defined in the SERP), upon completion of 10 years of service, or upon death. The normal retirement benefit will be 2.5% of final pay for each year of service up to 24 years of service, plus 1% of final pay for each year of service above 24 up to a maximum of 29 years of service, less 50% of the executive's Social Security benefits and 100% of the benefits payable to the executive under the Company's Pension Plan. If the participant dies prior to retirement, the SERP benefit will additionally be reduced by the amount of any death benefit payable to the participant's designated beneficiaries under the Bank's split-dollar arrangements offered in connection with the bank-owned life insurance ("BOLI") plan. In no event will the sum of the pre-retirement SERP benefit paid upon death and the benefits paid under the split-dollar arrangement exceed the normal retirement SERP benefit earned to date of death. For purposes of the SERP, a participant's Final Pay shall mean the average of the three (3) highest annual pay periods over the five (5) years preceding the participant's Normal Retirement. The following table shows the projected benefit payable by the SERP as a single life annuity for various levels of compensation and years of service.


                                      YEARS OF SERVICE
   FINAL AVERAGE
   COMPENSATION     15 YEARS         20 YEARS        25 YEARS         29 YEARS
-------------------------------------------------------------------------------
   $ 100,000         $ 5,790          $11,040         $14,790          $12,990
     125,000           9,540           16,040          20,665           18,365
     150,000          13,290           21,040          26,540           23,740
     175,000          17,040           26,040          32,415           29,115
     200,000          20,790           31,040          38,290           34,490
     225,000          30,165           43,540          53,540           50,740
     250,000          39,540           56,040          68,790           66,990

     The SERP Benefit is based on the annual compensation listed in the Summary Compensation Table. It is expected that the executives will have at least 29 years of service at retirement.

     The executive may elect to receive benefits in a lump sum, calculated using the same actuarial assumptions as used under the Pension Plan. Amounts to pay the benefits may, at the Bank's discretion, be held in a rabbi trust. Upon a change of control, the rabbi trust must be fully funded to pay accrued benefits. In addition, upon certain terminations of employment following a change of control, the eight executives designated for coverage become entitled to at least the benefit they would receive based on 24 years of service.

     The current compensation covered by the Pension Plan and by the SERP (collectively, the "Plans") and the estimated credit years of service at December 31, 2003, for each of the Highly Compensated Employees under the Plans are as follows:


                                                       Estimated Credited
                              Current Compensation    Years of Service at
                              Covered By the Plans          12/31/03
        -----------------------------------------------------------------
        William B. Grant              $231,748              25 Years
        Robert W. Kurtz               $184,319              31 Years
        Jeannette R. Fitzwater        $129,249              18 Years
        Philip D. Frantz              $103,321              20 Years
        Eugene D. Helbig, Jr.         $135,791              18 Years
        Steven M. Lantz               $171,159              17 Years
        Robin E. Murray               $ 73,670              26 Years
        Frederick A. Thayer, IV       $146,594              12 Years

BOLI Plan

     In 2001, the Bank made a one-time payment of $18 million to purchase BOLI plan, which provides insurance on the lives of the Bank's executive and certain other officers. The Bank is the sole owner of the BOLI policies, has all rights with respect to the cash surrender values of the BOLI policies, and is the sole death beneficiary under the BOLI policies. The Bank has agreed, however, to endorse a portion of the death benefits payable under the BOLI policies to beneficiaries named by each covered officer. Participation in this split-dollar arrangement can be terminated for any reason, at any time, by either the Bank or the covered officer. The Bank intends to terminate each covered officer's participation at retirement. For tax purposes, a covered officer realizes nominal income from the split-dollar arrangement each year equal to the value of that officer's life protection. If the executive officers named above were to die while employed by the Bank, the benefits payable under the split-dollar arrangement to their respective beneficiaries would be as follows: William B. Grant, $455,000; Robert W. Kurtz, $295,000; Jeannette R. Fitzwater, $255,000; Phillip D. Frantz, $225,000; Eugene D. Helbig, Jr., $290,000; Steven M. Lantz, $335,000; Robin M. Murray, $250,000; and Frederick A. Thayer, IV, $331,000.

401(k) Profit Sharing Plan

     Company employees are permitted to contribute a portion of their salary to the Company's 401(k) Profit Sharing Plan. The Company makes a matching contribution equal to 50% of the amount deferred, up to 6% of an employee's salary, provided that the employee has completed at least one year of service to the Company. The Company may make additional discretionary contributions for employees equal to a percentage of each employee's salary. In 2003, the Company made $26,877 in total matching contributions for the benefit of executive officers. No executive officer received a discretionary contribution in 2003.

Deferred Compensation Plan

     Selected executives and Directors of the Company and its subsidiaries are permitted to participate in the Company's Non-Tax Qualified Deferred Compensation Plan. The plan permits each participant to defer all or a portion of his or her bonus or Directors' fees (as applicable), which income is held in a Rabbi Trust and invested in one or more investment options. Until December of 2003, these investment options included a deemed investment in shares of the Company's common stock, but this investment option has been eliminated. Subject to a hardship exemption and the instructions of the participant, the funds are distributed to the participant at termination of employment or Director status. The plan benefits are taxed to the participant at the time of distribution.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Board who performed the functions of the Compensation Committee during the last completed fiscal year were: Rex W. Burton, Raymond F. Hinkle, Elaine L. McDonald, James F. Scarpelli, Sr., Richard G. Stanton and Robert G. Stuck. Mr. Stanton was formerly the Chairman of the Board, President and CEO of the Company.

                  COMPENSATION COMMITTEE REPORT ON COMPENSATION

     The basic philosophy of the Company's compensation program is to offer competitive compensation for all executive employees, which takes into account both individual contributions and corporate performance.

     Executive compensation for the Chairman of the Board/CEO, the President/CFO, and each other executive officer consists of two principal elements: (i) base salary; and (ii) incentives that are variable, fluctuate annually, and are linked to the Company's performance, and therefore at risk. Base salaries are set at levels intended to foster a career development among executives, consistent with the long-term nature of the Company's business objectives. In setting base salary levels, consideration is given to establishing salary levels that approximate the amounts paid for similar executive positions at other comparable community banking organizations. Salary adjustments and the pay for performance amounts are determined in accordance with the Annual Incentive Program established for executive officers and other members of senior management. The incentive program, which was developed in consultation with the Company's independent accountants, utilizes a targeted goal-oriented approach whereby each year the committee establishes performance goals based on the recommendation of the Chairman and CEO. The performance goals include strategic financial measures such as earnings per share, return on equity, and efficiency ratio. Each of these elements is weighted approximately the same. The measures are established annually at the start of each fiscal year and are tied directly to the Company's business strategy, projected budgeted results and competitive peer group performance.

     Base salary levels for the executives in 2003 were recommended by the Compensation Committee and were approved by the non-employee Directors of the Board. Incentive compensation for the executives for 2003 was recommended in 2004 by the Compensation Committee and approved by the non-employee Directors of the Board.

     The targeted goals for incentive compensation are set at levels which only reward continued exceptional Company performance. The incentive awards are expressed as a percent of base pay and measured on a range around the targeted goals with a fixed maximum incentive award.

     Mr. Grant's incentive compensation was based on meeting certain financial goals (earnings per share, return on equity and the efficiency ratios). The incentive compensation for each other executive officer was based on a combination of financial goals of the Company and certain subjective goals related to the personal performance of each officer.

                 COMPENSATION COMMITTEE

                 Rex W. Burton             Raymond F. Hinkle  Elaine L. McDonald
                 James F. Scarpelli, Sr.  Richard G. Stanton  Robert G. Stuck


               TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Some of the Directors and officers of the Company and their associates were customers of and had banking transactions with the Bank subsidiary of the Company in the ordinary course of business during 2003. All loans and loan commitments included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable transactions with others, and in the opinion of the Management of the Company, do not involve more than a normal risk of collectability or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, the Company's executive officers and Directors, and persons who beneficially own more than 10% of the Company's Common Stock, are required to file certain reports regarding their ownership of Common Stock with the SEC. Based solely on a review of copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that, during the fiscal year ended December 31, 2003, such persons timely filed all reports required to be filed by Section 16(a), except that 10 current reports on Form 4 (each reporting the acquisition of phantom stock under the Company's Deferred Compensation Plan) were filed late by Karen F. Myers and one current report on Form 4 (reporting a sale of common stock) was filed late by David J. Beachy.

                                PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock for the last five years with the performance of a broad market index and a nationally-recognized industry standard assuming in each case both an initial $100 investment on December 31, 1998 and reinvestment of dividends as of the end of the Company's fiscal years. The Company has selected the NASDAQ Total Index because prices for the Company's Common Stock are quoted on Nasdaq National Market, and the SNL $1 billion to $5 billion Asset-Size Index as the relevant peer group index because of the Company's asset size. In the previous fiscal year, the Company selected the SNL $500 million to $1 billion Asset-Size Index as the relevant peer group index. The change is a result of the fact that the Company's assets first exceeded $1 billion in 2003. The performance of the SNL $500 million to $1 billion Asset-Size Index is presented for comparative purposes as required by applicable securities regulations and will not be provided in the future.

                                     GRAPH


                                                            Period Ending
                              ------------------------------------------------------------------
Index                         12/31/98   12/31/99   12/31/00   12/31/01   12/31/02    12/31/03
-----------------------------------------------------------------------------------------------
First United Corporation        100.00      90.38      68.90     111.58     119.31      183.13
NASDAQ - Total US               100.00     185.95     113.19      89.65      61.67       92.90
SNL $500M-$1B Bank Index        100.00      92.57      88.60     114.95     146.76      211.62
SNL $1B-$5B Bank Index          100.00      91.91     104.29     126.72     146.28      198.92


                              INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP has been engaged to audit the books and accounts of the Company for the next fiscal year. Ernst & Young LLP served as the Company's independent auditor in 2003. Ernst & Young LLP has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Ernst & Young LLP is not expected to be present at this year's Annual Meeting.

                             AUDIT FEES AND SERVICES

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal years 2003 and 2002 :


                                          FY 2003             FY 2002
             ---------------------------------------------------------
             Audit Fees                  $ 250,900           $ 173,450
             Audit-Related Fees             33,800              30,550
             Tax Fees                      142,715             176,245
             All Other Fees                     --             109,148
             ---------------------------------------------------------
                      Total              $ 427,415           $ 489,393
             ---------------------------------------------------------


     Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, review of other documents filed with the SEC in connection with the audit, and accounting consultations billed as audit services. Audit-related fees for 2003 principally included the audit of the Corporation's employee benefit plans and accounting consultation in connection with corporate governance matters. Audit-related fees for 2002 principally included the audit of the Corporation's employee benefit plans. Tax fees included tax compliance such as tax return preparation, tax advice and tax planning. For 2002, all other fees included a cash management study that was conducted. In 2003, the SEC adopted a rule pursuant to the federal Sarbanes-Oxley Act of 2002 that, except with respect to certain de minimis services discussed below, requires Audit Committee pre-approval of audit and non-audit services provided by the Company's independent auditors. All of the 2003 services described above were pre-approved by the Audit Committee pursuant to this SEC rule to the extent that rule was applicable during fiscal year 2003.

     It is the Audit Committee's policy to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the independent auditor's audit. The Audit Committee has reviewed summaries of the services provided by Ernst & Young, LLP and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Ernst & Young, LLP.

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Any shareholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the proxy statement and voted on by the shareholders at the 2005 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than November 29, 2004 (120 days before the date of mailing based on this year's proxy statement date), and meet all other requirements for inclusion in the proxy statement. All other shareholder proposals must be received by the Company at its principal office by February 14, 2005 (45 days before the date of mailing based on this year's proxy statement date). If notice of a shareholder proposal is not timely received, the Company will be authorized to exercise discretionary authority with respect to the proposal.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board is not aware of any matters, other than those stated above, that may properly be brought before the meeting. If other matters should properly come before the meeting or any adjournment thereof, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

                                            By order of the Board of Directors


                                            ROBERT W. KURTZ
                                            Secretary

                                   APPENDIX A

                             Audit Committee Charter
                         As Amended on February 10, 2004

                            First United Corporation
                             Audit Committee Charter

Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring: (1) the integrity of the financial statements of First United Corporation (the "Corporation"); (2) the independent auditor's qualifications and independence; (3) the performance of the Corporation's internal audit function and independent auditors; (4) the compliance by the Corporation with legal and regulatory requirements; and (5) the performance of the Loan Review function.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules of The Nasdaq Stock Market, Inc ("Nasdaq"), and the federal banking laws and regulations applicable to the Corporation and its subsidiaries. Audit Committee members must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be removed and replaced by the Board at any time.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall regularly report on Audit Committee activities to the full Board.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint and replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act (or any amendment or successor thereto), which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall perform an annual self-assessment of its performance with the goal of continuing improvement and will report on such assessment, and any recommendations with respect thereto, to the full Board.

The Audit Committee shall have the authority to, where appropriate, designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

Without limiting the foregoing, the Audit Committee, to the extent it deems necessary of appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

         1. Review and discuss with management and the independent auditor the annual audited financial statements, "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Corporation's Annual Report on Form 10-K, and, if deemed appropriate, recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.

         2. Discuss with management and, on an exception basis, the independent auditor the Corporation's quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Corporation's Quarterly Reports on Form 10-Q, prior to the time such reports are filed, including the results of the independent auditor's review of the quarterly financial statements.

         3. Discuss with management and, on an exception basis, the independent auditor the Corporation's quarterly earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

         4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including the quality, not just the acceptability, of the Corporation's accounting principles, any significant changes thereto, any major issues related to the adequacy of the Corporation's internal controls and procedures, and any special steps adopted to address material control deficiencies.

         5. Review and discuss, as necessary, reports from the independent auditors on:

                  (a)      All critical  accounting policies and practices to be
                           used;
                  (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
                  (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

         6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements.

         7. Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

         8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         9. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls and procedures or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal control and procedures.

         10. Review and approve all related-party transactions as defined from time to time by Nasdaq and/or the SEC.

         11. Prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the
                  Corporation's annual proxy statements. Oversight of the Corporation's Relationship with the Independent Auditor

         12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

         13. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

         14. Obtain and review annually a report from the independent auditor describing the independent auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to address such issues.

         15. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

         16. Obtain and review annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Corporation ("Statement as to Independence"), addressing each non-audit service provided to the Corporation and at least the matters set forth in Independence Standards Board No. 1.

Oversight of the Corporation's Internal Audit Function
------------------------------------------------------

         17. Review the appointment and replacement of the Corporation's internal Audit Manager.

         18. Review the significant reports to management prepared by the internal audit department together with management's responses and follow-up to these reports.

         19. Discuss internal audit department responsibilities, budget, qualifications and staffing and any recommended changes in the planned scope of the internal audit department with management and the independent auditor.

Compliance Oversight Responsibilities
-------------------------------------

         20. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (communication of illegal acts) has not been implicated.

         21. Obtain reports from management, the Corporation's internal audit director and the independent auditor that the
                  Corporation is in conformity with applicable legal requirements and the Corporation's Code of Ethics. Review reports and disclosures of insider and affiliated party transactions.

         22. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Ethics.

         23. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Corporation's financial statements or accounting policies.

         24. Discuss with legal counsel to the Corporation any legal matters that may have a material impact on the financial statements or the Corporation's compliance policies.

         25. Review the significant reports to management prepared by the Compliance Department and management's response.

         26. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Corporation's Loan Review Function
---------------------------------------------------

         27. Review the reports provided by the loan review function which detail (1) loan quality, (2) the adequacy of loan documentation, (3) compliance with bank policy, and (4) compliance with state and federal regulations.

         28.      Review any  problem  loans as well as review the bank's  Watch
                  List.

         29. Review the Provision for Loan Losses and the adequacy of the Reserve for Probable Loan and Lease Losses.








Revised 02/10/04

                                   Appendix B

                            First United Corporation
                    Nominating & Governance Committee Charter


A. Name

There shall be a committee of the Board which shall be called the Nominating & Governance Committee.

B. Purpose

The Nominating & Governance Committee shall (1) identify individuals qualified to become Board members, and recommend that the Board select the director nominees; and (2) develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company.

C. Committee Membership and Procedure

The Nominating & Governance Committee shall consist of no fewer than three members. Each member of the Nominating & Governance Committee shall satisfy the independence requirements of NASDAQ. The Board shall appoint the members of the Nominating & Governance Committee, considering the views of the Chairman of the Board and the Chief Executive Officer, as appropriate. The members of the Nominating & Governance Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Nominating & Governance Committee. The Board shall have the power at any time to change the membership of the Nominating & Governance Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements established by NASDAQ. Except as expressly provided in this Charter, the by-laws of the Company or the Corporate Governance Guidelines of the Company, the Nominating & Governance Committee shall fix its own rules of procedure.

D. Committee Authority and Responsibilities

o The Nominating & Governance Committee shall develop qualification criteria for Board members, and actively seek, interview and screen individuals qualified to become Board members for recommendation to the Board in accordance with the Corporate Governance Guidelines. In its discharge of this duty, the Committee may evaluate candidates from the Advisory Council.

o The Nominating & Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating & Governance Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

o The Nominating & Governance Committee shall review and reassess at least annually the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

o The Nominating & Governance Committee shall make regular reports to the Board.

o The Nominating & Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Nominating & Governance Committee shall annually review its own performance.

o The Nominating & Governance Committee may form and delegate authority to subcommittees when appropriate.

o The Nominating & Governance Committee shall develop and recommend to the Board a Code of Business Conduct and Ethics, and shall consider any requests for waivers from the Company's Code of Business Conduct and Ethics. The Company shall make disclosure of such waivers to both NASDAQ and the Securities and Exchange Commission.

o The Nominating & Governance Committee shall review periodically with the Chairman and the Chief Executive Officer the succession plans relating to positions held by elected corporate officers, and make recommendations to the Board with respect to the selection and development of individuals to occupy those positions.

                                     PROXY
                            FIRST UNITED CORPORATION
                                   P.O. Box 9
                             Oakland, MD 21550-0009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Courtney R. Tusing and Mr. L. Hunter Wilson, and each of them, as Proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of First United Corporation held of record by the undersigned on February 13, 2004, at the Annual Meeting of Shareholders to be held on April 27, 2004, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. HOWEVER, IN THE ABSENCE OF DIRECTION TO THE CONTRARY, THE ATTORNEYS NAMED HEREIN INTEND TO VOTE THIS PROXY "FOR ALL NOMINEES" IN PROPOSAL 1, AND IN THEIR DISCRETION WITH RESPECT TO ALL OTHER MATTERS WHICH MAY BE PRESENTED AT THE MEETING.

              (Please sign on reverse side and return immediately)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

        FIRST UNITED CORPORATION CAPABLE AND EAGER TO MEET THE FINANCIAL
                           NEEDS OF ITS SHAREHOLDERS

Dividend Reinvestment
---------------------
A convenient way to make your shares in First United GROW! Our plan also allows you to purchase additional shares.

Trust Services
--------------
First United offers a complete array of trust services designed to meet the individual needs of our clients. These services include personal trusts, estate planning, employee benefit plans, estate administration and fully managed IRA's.

Relationship Banking Packages
-----------------------------
Relationship Banking Packages are special programs that reward you with financial benefits for combining your deposit, loan and/or investment accounts with us. These programs are designed specifically for your lifestyle needs. Whether you are just getting started or you are protecting your financial assets, My Bank/First United provides a variety of relationship package solutions. We want to help you achieve financial success!

Brokerage Services
------------------
Full service brokerage is available through PRIMEVEST Financial Services located at First United. PRIMEVEST offers a broad spectrum of investment products and services, such as retirement planning, financial planning, portfolio management and much more. Our PRIMEVEST Investment Executives devote a high level of attention to your investment needs.

PRIMEVEST Financial Services, Inc. is an independent, registered broker/dealer. Member of NASD/SIPC. Securities provided by PRIMEVEST: *Not FDIC Insured *No Financial Institution Guarantee *May lose value.

President's Club
----------------
The President's Club is a truly unique club which brings together the special customers of First United for informative seminars, delightful trips and special promotions.

THIS LIST IS ONLY A SAMPLE OF THE  SERVICES  WHICH  YOU,  OUR  OWNERS,  CAN TAKE
ADVANTAGE OF. FOR MORE DETAILS ON THESE EXCITING SERVICES, CALL MY BANK'S CUSTOMER SERVICE CENTER, TOLL FREE AT (888) 692-2654.

                                                                                                               Please         ______
                                                                                                               Mark Here
                                                                                                               for Address    ______
                                                                                                               Change or
                                                                                                               Comments
                                                                                                               SEE REVERSE SIDE

The Board of Directors recommends a vote "FOR ALL NOMINEES" in proposal 1

1. Proposal to elect 5 Directors to serve until the 2007 Annual Meeting of     2. In  their  discretion, the Proxies  are authorized
   Shareholders and until their successors are duly elected and qualify.          to vote  upon such  other business as may properly
                                                                                  come  before  the  meeting  and  any  adjournments
                                                                                  thereof.
CLASS III (Term expires 2007) Nominees:
                                                        WITHHOLD
                                                        AUTHORITY            FOR ALL EXCEPT
01 Karen F. Myers,               FOR ALL NOMINEES    FOR ALL NOMINEES    (See instruction below)
02 I. Robert Rudy,
03 James F. Scarpelli, Sr.,          _____                _____                 _____
04 Richard G. Stanton,               _____                _____                 _____
05 Robert G. Stuck,

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and strike a line through the nominee's name in
the list above.                                                                THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF THE
                                                                               AFORESAID ANNUAL MEETING OF SHAREHOLDERS
                                                                  _____
                                                                       |       Date_____________________________________________2004
                                                                       |
                                                                               Signature____________________________________________

                                                                               Signature____________________________________________

                                                                               NOTE: Please  sign   exactly  as name appears hereon.
                                                                               Joint   holders  should  each sign. When  signing  as
                                                                               attorney,   executor,    administrator,   trustee  or
                                                                               guardian, please indicate  the capacity in  which you
                                                                               are signing. If a corporation or other entity, please
                                                                               sign in full  corporate or entity name by  authorized
                                                                               person.

------------------------------------------------------------------------------------------------------------------------------------
                                                __ FOLD AND DETACH HERE __